UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9, rue Pages
Suresnes, France	92150
(Address of principal executive offices)	(Zip Code)

+33 (0) 1 46 25 06 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*

*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 2, 2020, Talend S.A. (the “Company”) and Monceau Investissements Immobiliers (the “Landlord”) entered into a Lease Agreement (the “Lease”) for approximately 58,000 square feet of office space located at 5/7 rue Salomon de Rothschild, 92150 Suresnes, France, for the Company’s future principal executive offices.

The Lease commences on April 1, 2020 and expires on March 31, 2026, subject to the Company’s right to continue the Lease under its terms until March 31, 2029. The Lease requires the Company to make a security deposit in the amount of €341,460 at signing and establishes an initial annual rent of €1,365,840, payable quarterly in advance, subject to an abatement of the first 14 months’ rent. The annual rental payment is subject to an annual increase on each anniversary of the Lease based on a rent index published by the National Institute of Statistics and Economic Studies, the national statistics bureau of France, in conjunction with the French Ministry of Construction. The Company will also be responsible for the payment of additional rent to cover its share of certain operating and tax expenses, and will reimburse the Landlord for utilities and certain maintenance and repair costs.

The foregoing description of the terms of the Lease does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the English summary of the Lease, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

By:	/s/ Aaron Ross
Aaron Ross
General Counsel

Date: March 5, 2020